VERTEXSM CONTRARIAN FUND

                      Supplement to the Current Prospectus

The first sentence in the "Principal Investment Policies" section for Vertex Contrarian Fund is hereby restated as follows:

The fund invests, under normal conditions, at least 65% of its net assets, plus the amount of any borrowings for investment purposes, in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.


                 The date of this Supplement is August 12, 2002